Note Payable	3 Months Ended
Mar. 31, 2025
Note Payable [Abstract]
NOTE PAYABLE

NOTE 10. NOTE PAYABLE

On July 28, 2023, USARE LLC and Hatch LTD (“Hatch”) entered into an unsecured $1.0 million Senior Convertible Promissory Note agreement (the “Note”) with a 10% interest rate. The Note had an original maturity date of July 28, 2025, when the principal plus accrued interest of $200 thousand would become due, barring earlier conversion under certain events. A Side Letter and Memorandum of Understanding, signed contemporaneously with the Note, provided for potential issuances of an aggregate amount of $4.0 million in additional notes in two additional tranches, the option of which expired, unexercised, one year after the Note.

The Note originally had conversion options that could be triggered under the following scenarios:

•        Qualified financing — Capital issuance of at least $100 million. Upon the occurrence of a qualified financing, the principal and unpaid accrued interest under the Note will automatically convert, with the Company having the option to pay accrued interest in cash, to a number of securities equal to the outstanding balance divided by the lesser of: (i) discount of 80% times the per unit purchase price paid in the qualified financing, and (ii) the valuation cap of $600 million divided by the fully diluted capitalization just prior to closing.

•        Non-qualified financing — Any capital issuance by the Company that does not constitute a qualified financing. Upon the occurrence of a non-qualified financing, the principal and unpaid accrued interest may be paid in full or converted, at Hatch’s option, to a number of securities equal to the outstanding balance divided by the lesser of: (i) discount of 80% times the per unit purchase price paid in the non-qualified financing, and (ii) the valuation cap of $600 million divided by the fully diluted capitalization just prior to closing; however, should the non-qualified financing be consummated based upon a post-money valuation of the Company of less than the valuation cap of $600 million, the conversion will be subject to the Company’s written consent

•        Fundamental conversion — A sale, transfer, or other disposition of all or substantially all of the Company’s assets or exclusive license to all or substantially all of the Company’s material intellectual property, a merger or consolidation with another entity, or a transfer of equity of more than 50% of the outstanding voting securities. The principal and unpaid and accrued interest may be paid in full or converted, at Hatch’s option, to a number of securities equal to the outstanding balance divided by the quotient of the valuation cap of $600 million divided by the fully diluted capitalization just prior to closing

•        Maturity conversion — Conversion at maturity. The principal and unpaid accrued interest may be paid in full or converted, at Hatch’s option, to a number of securities equal to the outstanding balance divided by the quotient of the valuation cap of $600 million divided by the fully diluted capitalization just prior to closing.

At issuance, the Company determined that the conversion feature under certain scenarios of the Note was an embedded derivative in accordance with ASC 815. The Company obtained a fair value analysis and valuation completed by a third-party specialist and recorded a discount of $446 thousand on the Note with an offset to derivative liability for the initial recognition of the compound embedded derivative. The discount was amortized using the effective interest rate method over the expected life of the Note. Additional valuations of the compound embedded derivative were done by third-party specialists at each subsequent year end to adjust the balance of the derivative liability. Management reviewed the valuation of the embedded derivative periodically to ensure no material change has occurred during the interim reporting periods during those annual years. Based on a valuation performed as of December 31, 2024, the Company’s derivative liability was $1.2 million. Changes to the fair value were recognized as fair market gains or losses in other income (expense) in the condensed consolidated statements of operations.

On February 26, 2025, USARE LLC and Hatch entered into a Letter Agreement to settle the Note in full by issuing approximately 0.68 million shares of USARE LLC Class A common to Hatch, contingent upon success of the Merger. The Letter Agreement effectively modified the conversion terms by changing the type and number of shares in which the Note would be converted. On February 26, 2025, the Company accounted for the modification in terms by adjusting the December 31, 2024 valuation for the change to fair value of the derivative liability. A gain on the derivative liability of $716 thousand was recognized during the three months ended March 31, 2025.

The Note was settled as of the Closing Date of the Merger and accounted for as an extinguishment. The Company did not fair value the derivative immediately before extinguishment due to the relative proximity to the modification. The fair value of the USARE LLC Class A common issued to Hatch was calculated using the closing common stock price on March 13, 2025, adjusted for the conversion ratio used to convert USARE LLC Class A units to Common Stock at the Merger. The Company recognized a loss on extinguishment of $11 thousand.

Upon Closing of the Merger, the approximately 0.68 million USARE LLC Class A common converted into approximately 0.14 million shares of Common Stock. Interest expense recognized through extinguishment from the discount on the Note for the three months ended March 31, 2025 and 2024 was approximately $54 thousand and $44 thousand, respectively. An additional $20 thousand and $25 thousand for the three months ended March 31, 2025 and 2024, respectively, was recognized as interest expense through the date of extinguishment for the stated interest on the Note. The effective interest rate of the Note was 44.875%.